DRAFT CONFIDENTIAL MBF Healthcare Acquisition Corp. Acquisition of Critical Homecare Solutions March 18, 2008 Healthcare Acquisition Corp.

Forward Looking Statements This conference call may include statements regarding anticipated and future developments that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those contained in forward-looking statements due to a number of factors including the risk factors detailed in our filings with the Securities and Exchange Commission and the other factors set forth in the press release issued on February 7, 2008 and the slides which accompany this call, both of which are to be filed by MBH with the SEC on Form 8-K. Additionally, market data included in this presentation reflects Company estimates unless otherwise indicated. Our financial guidance is as of the date indicated and MBF Healthcare Acquisition Corp. ("MBH") and Critical Homecare Solutions Holdings, Inc. ("CHS" and together with MBH, the "Company") undertake no obligation to revise or update any such forward-looking statements or Company estimates to reflect events or circumstances after such date, or after the date of this presentation. Without limiting the foregoing, the inclusion of the financial projections in this presentation should not be regarded as an indication that CHS' or MBH's boards of directors or any other recipient of the information considered, or now considers, them to be a reliable prediction of the future results. The financial projections were not prepared with a view towards public disclosure or with a view to complying with the published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information or with U.S. generally accepted accounting principles. Neither CHS' or MBH's independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the financial projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability. Although the financial projections were prepared based on assumptions and estimates that the Company's management believes are reasonable, the Company provides no assurance that the assumptions made in preparing the financial projections will prove accurate or that actual results will be consistent with these financial projections. Projections of this type involve significant risks and uncertainties, should not be read as guarantees of future performance or results and will not necessarily be accurate indicators of whether or not such results will be achieved. Healthcare Acquisition Corp.

Agenda Overview of Critical Homecare Solutions Financial Overview Summary Questions & Answers Healthcare Acquisition Corp.

I. Overview of Critical Homecare Solutions

CHS Investment Considerations Healthcare Acquisition Corp. CHS was founded in 2006 by 5 senior homecare executives with over 100 years of combined healthcare experience CHS has experienced phenomenal growth from its inception with PF revenue in 2006 of $52m to $203.9m in 2007 CHS has experienced a same store pre-corporate EBITDA CAGR from 2005 to 2007 of 19% CHS is well positioned to execute on a consolidation strategy of the extremely fragmented $5.5B infusion therapy market CHS management is experienced acquiring and consolidating homecare companies with over 70 homecare acquisitions in the last 12 years

Overview of Critical Homecare Solutions Operates two business segments: home infusion (70% of PF 2007 revenue) and home nursing (30% of PF 2007 revenue) Services over 16,000 patients through approximately 450 payor relationships Operates 65 branch locations primarily in the Eastern United States Utilizes a local business model that emphasizes customized patient care Talented management team with considerable expertise in acquiring and integrating home health businesses PF 2007 revenue and EBITDA of $203.9mm and $36.8mm, respectively PF Q4/2007 run rate revenue and EBITDA of $218mm and $43mm, respectively CHS is a leading provider of home infusion services and products to patients suffering from chronic and acute medical conditions Healthcare Acquisition Corp.

Evolution of Critical Homecare Solutions Founded in August 2006, CHS has become one of the largest home infusion players by acquiring leading companies in the home infusion space Incorporated in Delaware on August 8, 2006 Started operations with the acquisitions of Specialty Pharma and New England Home Therapies Management has demonstrated the ability to integrate both large and small providers August 2007 July 2007 June 2007 March 2007 January 2007 September 2006 Acquisition Activity New England Home Therapies Specialty Pharma Deaconess Enterprises Infusion Solutions Infusion Partners of Melbourne Applied Health Care Infusion Partners of Brunswick East Goshen Pharmacy Healthcare Acquisition Corp.

Significant Geographic Footprint Through a series of acquisitions, CHS has established significant scale and a leading presence in the attractive Northeast and Southeast markets Current Locations Acquisitions * * * * Healthcare Acquisition Corp.

Home Infusion Market CHS is one of the 4 largest home infusion providers in a highly fragmented space Industry Dynamics Highly Fragmented Market2 Consolidation opportunity Scarcity of infusion platform with scale The top 3 IV industry providers have been recently acquired Option Care / Walgreens Coram / Apria CCS / MedCo CHS is the largest privately owned infusion company Others 0.75 Coram/Apria 0.1 Option Care 0.06 Critical Care Systems 0.05 Critical Homecare Solutions 0.04 $5-6bn 1 Wall Street estimates and company estimates 2 Comprised of approximately 1,200 US providers; small, individually-owned or closely-held local operations to hospital-based providers and national providers 3 Apria completed purchase of Coram on December 3, 2007 4 Walgreens completed purchase of Option Care on August 20, 2007 5 Medco announced acquisition of Critical Care Systems on November 1, 2007 Healthcare Acquisition Corp.

Attractive Payor Mix CHS has an attractive payor mix with approximately 450 payor contracts Consolidated Payor Mix Home Infusion Payor Mix Managed Care 0.48 Medicare 0.31 Medicaid 0.21 CHS has relationships with approximately 450 payors, including insurers, managed care organizations and government payors Managed Care 0.72 Medicare 0.17 Medicaid 0.11 No single managed care payor represents more than 8% of IV revenue Healthcare Acquisition Corp.

Market Opportunities Why is the infusion industry the right fit? Fragmented industry (75%) Consolidation opportunity Favorable industry organic growth rates 6-7% annually Favorable, diversified payor mix Medicare (14% of IV mix) Managed care (72% of IV mix) Medicare infusion drug coverage opportunity H.R. 2567 (41 co-sponsors) One of the only healthcare markets where Medicare is a potential positive Market expansion with Medicare Advantage plans Only 17% of beneficiaries enrolled Pipeline of infused or injectable drugs of over 400 therapies Value proposition to all payors and patients Source: Morrison Informatics Study of June 2007 1 Cost of administering Vancomycin 1gm IV q12h Healthcare Acquisition Corp. Total Daily Cost of Treatment Percent Savings with Home Care Home Care 73 Outpatient 126 0.42 SNF 240 0.7 Hospital 1263 0.94

Organic Growth Strategy Focus on High Value Infusion Therapies Anti-infective Therapy, Total Parenteral Nutrition, and Enteral Nutrition (Tier I) 51% of IV business comprised of these three therapies Continued improvement and focus on the Tier I therapy mix Market share gains achieved at the local level Relationship business with referral sources Leverage payor relationships to regional / national Synergy gains with new acquisitions CHS has over 450 payors Leverage CPR+ (MIS) and overhead infrastructure Reduce headcount through work flow redesign Leverage purchasing power Customize care to local market and demands Homecare is a local business Target Local and Regional Sources Operate a Local Clinical Model Expand Managed Care Relationships Realize Additional Synergies / Operational Efficiencies Healthcare Acquisition Corp.

Acquisition Growth Strategy CHS plans to continue to implement its highly successful business strategy that emphasizes acquisition growth Healthcare Acquisition Corp. Consistently apply disciplined approach to each opportunity Acquire leading independent home infusion providers in contiguous and other strategic markets Efficiently integrate targets into CHS' operations Adopt target's best practices to realize additional operational efficiencies Acquire 4-6 targets per year 75% of industry comprised of independents

Highlights of Acquisition Capabilities Deal sourcing Overall industry contacts, knowledge of competitive landscape and premier providers, known as a preferred industry consolidator 4 of first 8 deals, CHS was only buyer Acquisition criteria Location Product and payor mix Size Local management Quality of receivables Growth opportunities Due diligence effort Detailed workplan covering areas such as finance, accounts receivable, clinical, regulatory, operations, fraud and abuse, contracts, insurance, etc. Healthcare Acquisition Corp.

Attractive Expansion Opportunities Existing Presence CHS plans to continue to target acquisitions of leading home infusion providers that are located in attractive markets adjacent to its existing businesses Existing presence Growth areas Existing presence with expansion opportunities Healthcare Acquisition Corp.

Current Acquisition Pipeline The Company maintains a deep pipeline of attractive acquisitions opportunities to drive its goal of closing four to six deals per year Healthcare Acquisition Corp.

CHS Executive Management Team Members 15 51 210 79 110 243 137 158 247 120 120 120 170 170 170 200 200 200 Healthcare Acquisition Corp.

II. Financial Overview

Strong Financial Performance CHS has achieved strong growth and profitability through the successful implementation of its business strategy Pro Forma Revenue1 ($ millions) Pro Forma Pre-Corporate EBITDA1,2,3 ($ millions) Pro forma for all acquisitions completed to date Excludes $0.4 million and $4.5 million of corporate charges in 2006 and 2007, respectively Figures inside columns represent pro forma adjusted EBITDA margins 1st Qtr 2005 173 2006 187 PF 2007E 204 CAGR 8.6% 1st Qtr 2005 29 2006 36 PF 2007E 41 CAGR 19.0% 16.6% 19.3% 20.3% Healthcare Acquisition Corp.

EBITDA Margin Strong Operating Performance Notes: 1 Twelve months ended 12/31/07; post-corporate EBITDA 2 Six months ended 06/30/07 3 Apria purchased Coram for ~$350 million, approximately 0.7x Coram's 2007E revenue and 15.5x its run-rate EBITDA without synergies; Wall Street Research 4 Management projections for 2007E 1st Qtr CHS 0.18 Option Care 0.064 Coram 0.045 Critical Care Systems 0.076 1 2 3 Healthcare Acquisition Corp. 4

Financial Summary 1 The pro forma income statements reflect each acquisition as if it had been completed as of January 1, 2005. Pro forma adjustments have been determined in accordance with the definition provided by the Company's first and second lien secured creditors, which may not conform to the SEC's regulations regarding pro forma adjustments Healthcare Acquisition Corp.

Estimated Sources and Uses $ in millions Source: Company filings and Company Management Note: Estimated sources and uses as of February 7, 2008. Assumes 100% of shareholders approve the transaction. Estimated SPAC equity excludes unrestricted cash on the balance sheet at close Healthcare Acquisition Corp. Capital structure designed to accommodate the Company's acquisition strategy

III. Summary

Investment Highlights Healthcare Acquisition Corp.

IV. Questions & Answers

Additional Information & Participants in Solicitation Additional Information and Where to Find It MBH expects to file a preliminary proxy statement concerning the proposed transaction, which will be subject to review by the Securities and Exchange Commission. MBH stockholders and other interested persons are urged to read the proxy statement and other relevant materials when they become available as they will contain important information about MBH, CHS and the proposed transaction. Such persons can also read MBH's final prospectus dated April 17, 2007, for a description of the security holdings of the MBH officers and directors and their respective interests in the successful consummation of the proposed transaction. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the proposed transaction. MBH stockholders will be able to obtain a free copy of the definitive proxy statement through the SEC's internet website (http://www.sec.gov). Copies of the proxy statement can also be obtained, without charge, by directing a request to MBF Healthcare Acquisition Corp., 121 Alhambra Plaza, Suite 1100, Coral Gables, FL 33134. Participants in Solicitation MBH and its directors and executive officers and CHS and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of MBH stock in respect of the proposed transaction. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement relating to the proposed transaction and MBH's Annual Report on Form 10-K for its fiscal year ended December 31, 2007 when they become available. Healthcare Acquisition Corp.